================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             MOHAWK INDUSTRIES, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------

    (5) Total fee paid:

    ----------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ----------------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------------

    (4) Date Filed:

    ----------------------------------------------------------------------------

Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            [Mohawk Industries Logo]

To the Stockholders of Mohawk Industries, Inc.:

     You are cordially invited to attend the annual meeting of stockholders to be held on Thursday, May 16, 2002, at 10:00 a.m. local time, at the corporate headquarters of the Company, 160 South Industrial Boulevard, Calhoun, Georgia 30701.

     The principal business of the meeting will be to elect a class of directors to serve a three-year term beginning in 2002 and to consider and vote upon the Mohawk Industries, Inc. 2002 Long-Term Incentive Plan. During the meeting, we also will review the results of the past year and report on significant aspects of our operations during the first quarter of 2002.

     Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the enclosed, postage-prepaid envelope at your earliest convenience so that your shares will be represented at the meeting. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes. To receive a map and driving directions to the corporate headquarters, please call Christi Scarbro at (706) 624-2246.

                                             Sincerely yours,


                                             /s/ Jeffrey S. Lorberbaum

                                             JEFFREY S. LORBERBAUM
                                             President & Chief Executive Officer

Atlanta, Georgia
March 29, 2002

                             MOHAWK INDUSTRIES, INC.
                         160 South Industrial Boulevard
                                 P. O. Box 12069
                             Calhoun, Georgia 30701

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 16, 2002

     The annual meeting of stockholders of Mohawk Industries, Inc. (the "Company") will be held on Thursday, May 16, 2002, at 10:00 a.m. local time, at the corporate headquarters of the Company, 160 South Industrial Boulevard, Calhoun, Georgia 30701.

     The meeting is called for the following purposes:

     1. To elect three persons who will serve as the Company's Class I directors for a three-year term beginning in 2002;

     2. To consider and vote upon the Mohawk Industries, Inc. 2002 Long-Term Incentive Plan; and

     3. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed March 22, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

        PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT
          YOUR SHARES WILL BE REPRESENTED. IF YOU CHOOSE TO ATTEND THE
                     MEETING, YOU MAY REVOKE YOUR PROXY AND
                           PERSONALLY CAST YOUR VOTES.

                                         By Order of the Board of Directors,


                                         /s/ Jerry L. Melton

                                         Jerry L. Melton,
                                         Vice President & Corporate Secretary

Atlanta, Georgia
March 29, 2002

                             MOHAWK INDUSTRIES, INC.
                         160 South Industrial Boulevard
                                 P. O. Box 12069
                             Calhoun, Georgia 30703

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------


     This Proxy Statement is furnished by and on behalf of the Board of Directors of Mohawk Industries, Inc. ("Mohawk" or the "Company") in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on Thursday, May 16, 2002, and at any and all adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card will be first mailed on or about March 29, 2002, to the stockholders of record of the Company (the "Stockholders") on March 22, 2002 (the "Record Date").

     Proxies will be voted as specified by Stockholders. Unless contrary instructions are specified, if the enclosed proxy card is executed and returned (and not revoked) prior to the Annual Meeting, the shares of the common stock of the Company (the "Common Stock") represented thereby will be voted FOR election of the nominees listed in this Proxy Statement as directors of the Company and FOR the approval of the Mohawk Industries, Inc. 2002 Long-Term Incentive Plan (the "Incentive Plan"). A Stockholder's submission of a signed proxy will not affect his or her right to attend and to vote in person at the Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted by
(i) filing a written revocation with the Secretary of the Company, (ii) executing a proxy bearing a later date or (iii) attending and voting in person at the Annual Meeting.

     The presence of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum. Shares represented by proxies that are marked withhold authority or "abstain" will be counted as shares present for purposes of establishing a quorum. Shares represented by proxies, which include broker nonvotes, will also be counted as shares present for purposes of establishing a quorum. A broker nonvote occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Once a quorum is established, the election of directors will require the affirmative vote of a plurality of the shares of Common Stock represented and entitled to vote in the election at the Annual Meeting and the approval of the Incentive Plan will require the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock at the Annual Meeting. Neither withholding authority to vote with respect to one or more nominees nor a broker nonvote will have an effect on the outcome of the election of directors. Neither abstentions nor broker nonvotes will have an effect on the outcome of the Incentive Plan.

     Pursuant to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation"), holders of Common Stock will be entitled to one vote for each share of Common Stock held. Pursuant to the provisions of the Delaware General Corporation Law, March 22, 2002 has been fixed as the Record Date for determination of Stockholders entitled to notice of and to vote at the Annual Meeting, and, accordingly, only holders of Common Stock of record at the close of business on that day will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 67,054,254 shares of Common Stock issued and outstanding held by approximately 360 Stockholders.

            THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for the Board of Directors of the Company to consist of three classes of directors serving staggered terms of office. Upon the expiration of the term of office for a class of directors, the nominees for that class will be elected for a term of three years to serve until the election and qualification of their successors. The Class I directors, John F. Fiedler, Jeffrey S. Lorberbaum and Robert N. Pokelwaldt, have been nominated for re-election at the Annual Meeting. The Class II and Class III directors have one year and two years, respectively, remaining on their terms of office and will not be voted upon at the Annual Meeting.

     The Company's Certificate of Incorporation provides that the Company shall have at least two and no more than eleven directors, with the Board of Directors to determine the exact number. In addition, the Certificate of Incorporation divides the Board of Directors into three classes, with each to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. The Board of Directors has by resolution set the number of directors at nine.

     It is the intention of the persons named as proxies to vote the proxies for Mr. Fiedler's, Mr. Lorberbaum's and Mr. Pokelwaldt's election as a Class I director of the Company, unless the Stockholders direct otherwise in their proxies. Each of Mr. Fiedler, Mr. Lorberbaum and Mr. Pokelwaldt has consented to continue to serve as a director of the Company if re-elected. In the unanticipated event that Mr. Fiedler, Mr. Lorberbaum or Mr. Pokelwaldt refuses or is unable to serve as a director, the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated. The Board of Directors has no reason to believe that Mr. Fiedler, Mr. Lorberbaum or Mr. Pokelwaldt will be unable or will decline to serve as a director.

     The affirmative vote of a plurality of the shares represented and entitled to vote in the election at the Annual Meeting at which a quorum is present is required for the election of the nominees.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                  FOR THE ELECTION OF THE NOMINEES LISTED BELOW
                  ---

Director, Director Nominee and Executive Officer Information

     Based on information supplied by them, set forth below is certain information concerning the nominees for election as Class I directors and the directors in Classes II and III whose terms of office will continue after the Annual Meeting, including the name and age of each, his current principal occupation (which has continued for five years unless otherwise indicated), the name and principal business of the organization in which his occupation is carried on, the year each was elected to the Board of Directors of the Company, all positions and offices held during 2001 with the Company, and his directorships in other publicly held companies.

Nominees for Director

   Class I Nominees For Director (Current Terms Expire 2002)

     John F. Fiedler--Mr. Fiedler (age 63) has been a director of the Company since March 20, 2002, the time the Dal-Tile acquisition was completed. Mr. Fiedler is Chairman and Chief Executive Officer of Borg Warner Inc. Prior to joining Borg Warner in June of 1994, Mr. Fiedler was Executive Vice President of Goodyear Tire & Rubber Company, where Mr. Fiedler was responsible for North American Tires. Mr. Fiedler's 29-year career with Goodyear included numerous sales, marketing and manufacturing positions in the United States and the Far East. Mr. Fiedler is also a director of Roadway Express, Inc.

     Jeffrey S. Lorberbaum--Mr. Lorberbaum (age 47) has been a director of the Company since March 28, 1994 and served as President and Chief Operating Officer of the Company since January 24, 1995. Effective January 1, 2001, Mr. Lorberbaum succeeded Mr. Kolb as Chief Executive Officer and currently holds the position of President and Chief Executive Officer. Mr. Lorberbaum joined Aladdin Mills, Inc. ("Aladdin"), a company acquired in 1994 by Mohawk, in 1976 and served as Vice President--Operations from 1986 until February 25, 1994 when he became President and Chief Executive Officer of Aladdin.

     Robert N. Pokelwaldt--Mr. Pokelwaldt (age 65) has been a director of the Company since the consummation of the Company's initial public offering in April 1992 (the "Initial Public Offering"). Mr. Pokelwaldt served as Chairman and Chief Executive Officer of York International Corporation, a manufacturer of air conditioning and cooling systems, from January 1993 until his retirement in October 1999. He also served York International from June 1991 until January 1993 as President, Chief Executive Officer and a director and, from January 1990 until June 1991, as President and Chief Operating Officer. Mr. Pokelwaldt is also a director of Carpenter Technologies Corporation, a manufacturer of specialty steel, Susquehanna Pfaltzgraff Corp., a manufacturer of dinnerware products and an owner/operator of radio and cable systems networks, Intersil Corp., a telecommunications chip manufacturer, and First Energy Corporation, a generator and power distribution company.

Continuing Directors

   Class II Directors Continuing in Office (Terms Expire 2003)

     Bruce C. Bruckmann--Mr. Bruckmann (age 48) has been a director of the Company since October 1992. Mr. Bruckmann has been a Managing Director of Bruckmann, Rosser, Sherrill & Co., Inc., a venture capital firm, since January 1995. From March 1994 to January 1995, Mr. Bruckmann served as Managing Director of Citicorp Venture Capital, Ltd. ("CVC, Ltd.") and as an executive officer of 399 Venture Partners, Inc. (formerly Citicorp Investments, Inc.). From 1983 until March 1994, Mr. Bruckmann served as Vice President of CVC, Ltd. Mr. Bruckmann is also a director of AmeriSource Distribution Corporation, a distributor of pharmaceuticals, Town Sports International, Inc., a fitness club operator, Anvil Knitwear, Inc., an activewear manufacturer, Penhall International, Inc., a renter of operator-assisted construction equipment, California Pizza Kitchen, Inc., a casual restaurant chain serving pizza, pasta and salads, and Mediq, Inc., a renter of movable critical care and life-support medical equipment.

     Larry W. McCurdy--Mr. McCurdy (age 66) has been a director of the Company since the consummation of the Company's Initial Public Offering. Mr. McCurdy was President and Chief Executive Officer of Moog Automotive, Inc., a privately held manufacturer of automotive aftermarket products, from November 1985 until April 1994. Moog Automotive, Inc. was acquired by Cooper Industries, Inc., a manufacturer of electrical and automotive products, tools and hardware, in October 1992, and Mr. McCurdy became Executive Vice President-Operations of Cooper Industries, Inc. in April 1994. Mr. McCurdy held that position until March 7, 1997, when he became President, Chief Executive Officer and a director of Echlin Inc., a worldwide manufacturer of motor vehicle parts. On December 17, 1997, Mr. McCurdy was elected Chairman of the board of directors of Echlin, Inc. In July 1998 Echlin was merged with Dana Corporation, a global leader in the engineering, manufacturing and distribution of components and systems for worldwide vehicular and industrial manufacturers. Mr. McCurdy served as President of the Dana Automotive Aftermarket Group from July 1998 until his retirement in August 2000. Mr. McCurdy also serves on the boards of directors of American Axle & Manufacturing Holdings, Inc., Lear Corporation, both international manufacturers for original equipment vehicles, Breed Technologies, Inc., an equipment supplier of air bag sensing devices and air bag components and Genuine Parts, Inc., a North American automotive parts distributor.

     Sylvester ("Jack") H. Sharpe--Mr. Sharpe (age 70) has been a director of the Company since October 1999. Mr. Sharpe has served as Executive Vice President of the Residential Business of the Company since January 1995. From 1975 to 1995, Mr. Sharpe served as the Executive Vice President of Aladdin.

   Class III Directors Continuing in Office (Terms Expire 2004)

     Leo Benatar--Mr. Benatar (age 72) has been a director of the Company since the consummation of the Company's Initial Public Offering. Mr. Benatar has been an Associated Consultant with A. T. Kearney since May 1996. From June 1995 until May 1996, Mr. Benatar was Chairman of the Board of Engraph, Inc., a manufacturer of packaging and product identification materials. Before June 1995, Mr. Benatar served as Chairman of the Board, President and Chief Executive Officer of Engraph, Inc. for more than five years. Engraph, Inc. was acquired by Sonoco Products Company, a manufacturer of packaging and product identification materials, in October 1992, and Mr. Benatar served as Senior Vice President and a director of Sonoco Products Company from October 1992 until May 1996. Mr. Benatar is also a director of Interstate Bakeries Corporation, a manufacturer and distributor of food products, Aaron Rents, Inc., a furniture and appliance retailer and Paxar Corporation, a provider of identification and tracking solutions to retailers and apparel manufacturers. From January 1, 1994 until December 31, 1995, Mr. Benatar also served as Chairman of the Federal Reserve Bank of Atlanta.

     David L. Kolb--Mr. Kolb (age 63) served as President of Mohawk Carpet Corporation (now one of the Company's principal operating subsidiaries) until Mohawk Carpet Corporation was acquired by the Company in December 1988, at which time he became Chairman of the Board of Directors and Chief Executive Officer of the Company. Effective January 1, 2001, Mr. Kolb retired from his position as Chief Executive Officer. Prior to joining Mohawk Carpet Corporation, Mr. Kolb served in various executive positions with Allied-Signal Corporation for 19 years, most recently as Vice President and General Manager of Home Furnishings. Mr. Kolb is also a director of Chromcraft Revington Corporation, a furniture manufacturer, Oglethorpe University, The Georgia Board of Industry, Trade and Tourism and Paxar Corporation, a provider of identification and tracking solutions to retailers and apparel manufacturers.

     W. Christopher Wellborn--Mr. Wellborn (age 46) was Executive Vice President, Chief Financial Officer and Assistant Secretary of Dal-Tile from August 1997 through March 20, 2002 when he was named a director of Mohawk and the President of Dal-Tile, at the time the Dal-Tile acquisition was completed. From June 1993 to August 1997, Mr. Wellborn was Senior Vice President and Chief Financial Officer of Lenox, Inc.

     In connection with the merger of Aladdin with a wholly owned subsidiary of the Company in February 1994 (the "Aladdin Merger"), the Company agreed to appoint to its Board of Directors up to two persons designated by the former shareholders of Aladdin, and Messrs. Jeffrey S. Lorberbaum and Sylvester H. Sharpe are such designees. The Company is required to nominate up to two persons designated by such holders for election or re-election, as the case may be, to the Board of Directors of the Company and to use its best efforts to cause such nominees to be elected to the Board of Directors. At such time as the former shareholders of Aladdin have disposed of 50% or more of the Common Stock issued to them in the Aladdin Merger, the Company will be required to nominate only one such person to the Board of Directors, and at such time as the former shareholders of Aladdin have disposed of 75% or more of the Common Stock issued to them in the Aladdin Merger, the Company will no longer be required to nominate any of such persons to the Board of Directors.

     In connection with the merger of Dal-Tile with a wholly owned subsidiary of the Company in March 2002 (the "Dal-Tile Merger"), the Company agreed to appoint to its Board of Directors two persons designated by Dal-Tile, and Messrs. John
F. Fiedler and W. Christopher Wellborn are such designees.

Meetings and Committees of the Board of Directors

     General. During fiscal 2001, the Board of Directors held seven meetings. All members of the Board of Directors attended at least 75% of the total number of Board of Directors and Committee meetings that they were eligible to attend.

     The Audit Committee consists of Mr. Bruckmann, Mr. McCurdy and Mr. Pokelwaldt. The Audit Committee met three times during 2001. The Audit Committee oversees management's conduct of the financial reporting process, the system of internal, financial and administrative controls and the annual independent audit of the Company's financial statements. In addition, the Audit Committee makes recommendations to the Board of Directors regarding the Company's employment of independent auditors, reviews the independence of such auditors, approves the scope of the annual activities of the independent and internal auditors and reviews audit results. The Board of Directors has adopted a written charter for the Audit Committee.

     The Compensation Committee consists of Mr. Benatar, Mr. Pokelwaldt and Mr. McCurdy. The Compensation Committee met five times during 2001. The Compensation Committee is responsible for deciding, recommending and reviewing the compensation, including benefits, of the executive officers and directors of the Company and for administering the Company's incentive compensation plans. See also "Executive Compensation and Other Information--Report of the Compensation Committee of the Board of Directors of Mohawk Industries, Inc."

     The Company has no nominating committee.

     Director Compensation. Employees of the Company or its subsidiaries who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or any Committee of the Board of Directors. The Company pays non-employee directors an annual retainer of $20,000 and a fee of $2,000 for each Board meeting and $1,000 for each Committee meeting attended. In lieu of this retainer and fees, Mr. Kolb receives an annual retainer of $30,000 for his services as Chairman of the Board of Directors and a fee of $3,000 for each Board meeting and $2,000 for each Committee meeting attended. Committee Chairmen also receive an annual retainer of $2,500. Pursuant to the Company's 1993 Stock Option Plan and the 1997 Long-Term Incentive Plan, directors who are not employees of the Company are initially granted a non-qualified stock option to purchase 11,250 shares of Common Stock as of the date they commence service as a director. On January 1 of each year, eligible directors who are directors on such date receive an option to purchase 2,250 shares of Common Stock. The exercise prices for all such option grants are based on a formula that with respect to initial grants relates to the closing sale price of the underlying Common Stock on the business day immediately preceding the date of grant and with respect to subsequent grants is the average of the closing sale prices of the underlying Common Stock on the last business day of each of the Company's four fiscal quarters during the preceding fiscal year. The Company reimburses all directors for expenses the directors incur in connection with attendance at meetings of the Board of Directors or Committees.

     In December 1996, the Board of Directors adopted the Mohawk Industries, Inc. 1997 Non-Employee Director Stock Compensation Plan (the "Director Stock Compensation Plan") to promote the long-term growth of the Company by providing a vehicle for its non-employee directors to increase their proprietary interest in the Company and to attract and retain highly qualified and capable non-employee directors. Under the Director Stock Compensation Plan, non-employee directors may elect to receive their annual cash retainer fees (excluding any meeting fees) in shares of Common Stock of the Company, based on the fair market value of the Common Stock on the quarterly payment date. The maximum number of shares of Common Stock which may be granted under the plan is 37,500 shares, which shares may not be original issue shares. In 1997, the Director Stock Compensation Plan was amended by the Board of Directors to include an optional income deferral feature using a book entry (phantom stock) account that would fluctuate in value based on the performance of the Common Stock of the Company over the deferral period. The Board of Directors may suspend or terminate the Director Stock Compensation Plan at any time.

Executive Officers

     The executive officers of the Company serve at the discretion of the Board of Directors and are comprised of Messrs. Jeffrey S. Lorberbaum (who is identified above), David E. Polley, Herbert M. Thornton, William B. Kilbride and John D. Swift.

     David E. Polley--Mr. Polley (age 67) served as President and a director of World from 1991, until World was acquired by Mohawk in November 1998 and has served as President of Residential Division since the acquisition. Before joining World, he worked for Burlington Industries, Inc. and served as President of Burlington's Residential Group and President of Burlington's Lees Residential Carpets. He also served as Chairman of David Industries, Inc., and Executive Vice-President of Stephen-Leedom Carpets.

     Herbert M. Thornton--Mr. Thornton (age 61) joined Karastan Bigelow, a division of Fieldcrest Cannon, Inc. ("Karastan") in July 1990 and was named President of Karastan at the time of that division's acquisition by Mohawk in July 1993. Mr. Thornton served in that position until April of 2000 when he became President of the Fashion and Performance Division (which serves the commercial and hospitality markets and the Karastan customers). On December 1, 2001, Mr. Thornton was appointed President-Carpet Group, assuming responsibility for sales and marketing of carpet products. Before joining Karastan, Mr. Thornton served as President of Hollytex, Inc., a carpet manufacturer, which he joined in December 1984.

     William B. Kilbride--Mr. Kilbride (age 51) joined American Rug Craftsmen, formerly a wholly owned subsidiary of the Company, as its President in June 1992. Mr. Kilbride served in that position until he became President of the Mohawk Home Division, upon its formation in 1999. Before joining American Rug Craftsmen, Mr. Kilbride served as First Vice President--Planning of Dean Witter Discover, which he joined in February 1983.

     John D. Swift--Mr. Swift (age 60) served as Vice President-Finance of Mohawk Carpet Corporation from September 1984 to December 1988 and since that time has served as Vice President-Finance and Chief Financial Officer of the Company. Mr. Swift served as Treasurer of the Company from December 1988 to February 1994 and served as Secretary of the Company from December 1988 to May 23, 1996. Prior to joining Mohawk Carpet Corporation, he worked for General Electric Company for 18 years in various positions of accounting, auditing and financial management.

              PROPOSAL 2: APPROVAL OF 2002 LONG-TERM INCENTIVE PLAN

     On February 26, 2002, the Board of Directors adopted, subject to the approval of the Stockholders at the Annual Meeting, the Incentive Plan. The Incentive Plan will become effective as of the date it is approved by the Stockholders.

     3,200,000 shares of Common Stock will be reserved for issuance upon the grant or exercise of awards pursuant to the Incentive Plan. As of March 22, 2002, there were approximately 1,760 employees, officers and directors eligible to participate in the Incentive Plan. We also maintain the Mohawk Industries, Inc. 1997 Long-Term Incentive Plan, the Mohawk Industries, Inc. 1993 Stock Option Plan, the Mohawk Industries, Inc. 1992 Mohawk-Horizon Stock Option Plan, the Mohawk Industries, Inc. 1992 Stock Option Plan and the Dal-Tile International Inc. 1990 Stock Option Plan, as amended and restated (also known as the Dal-Tile International Inc. 2000 Amended and Restated Stock Option Plan), under which stock options and restricted stock awards with respect to an aggregate of approximately 2,673,836 shares of Common Stock were outstanding as of March 22, 2002. If the Stockholders approve the Mohawk Industries, Inc. 2002 Long-Term Incentive Plan, we will not grant any additional awards under the prior existing plans.

     A summary of the Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement as Appendix A.

Summary of the Plan

     Purpose. The purpose of the Incentive Plan is to promote the Company's success by linking the personal interests of employees, officers and directors to those of the Stockholders, and by providing participants with an incentive for outstanding performance.

     Permissible Awards. The Incentive Plan authorizes the granting of awards to employees, officers and directors of the Company and its subsidiaries in any of the following forms: (i) options to purchase shares of Common Stock; (ii) restricted stock; (iii) performance awards payable in stock or cash; or (iv) other stock-based awards.

     Limitations on Awards. No more than 10% of the shares authorized under the Incentive Plan may be granted as awards of restricted or unrestricted stock awards or performance shares. The maximum number of shares of Common Stock with respect to one or more options or other qualified performance-based awards that may be granted during any one calendar year under the Incentive Plan to any one person is 100,000. The maximum fair market value of any cash-based performance units that may be received by a participant (less any consideration paid by the participant for such award) during any one calendar year under the Incentive Plan is $3,000,000.

     Administration. The Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under the Incentive Plan. The Board of Directors may at any time administer the Incentive Plan. If it does so, it will have all the powers of the Compensation Committee.

     Formula Grants to Non-Employee Directors. The Incentive Plan provides for the grant of non-qualified stock options to the Company's non-employee directors according to the parameters established in the Incentive Plan. The Compensation Committee cannot make discretionary grants to non-employee directors under the Incentive Plan.

     Stock Options. The Compensation Committee is authorized to grant incentive stock options or non-qualified stock options under the Incentive Plan. The terms of an incentive stock option must meet the requirements of Section 422 of the Code. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than 10 years. The Compensation Committee may grant options with a reload feature, which provides for the automatic grant of a new option for the number of shares that the optionee delivers as full or partial payment of the exercise price of the original option. Such new option must have an exercise price equal to the fair market value of the stock on the new grant date, would vest after six months and would have a term equal to the unexpired term of the original option.

     Restricted Stock Awards. The Compensation Committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Compensation Committee may impose (including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock).

     Performance Awards. The Compensation Committee may grant performance awards that are designated in cash (performance units) or in shares of common stock (performance shares). The Compensation Committee will have the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards in its discretion which, depending on the extent to which they are met, will determine the number and value of performance awards that will be paid to the participant.

     Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law, grant to participants such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Compensation Committee to be consistent with the purposes of the Incentive Plan, including, without limitation, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified parents or subsidiaries. The Compensation Committee will determine the terms and conditions of any such awards.

     Performance Goals. The Compensation Committee may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Compensation Committee must establish objectively determinable performance goals for the award based on one or more of the following performance criteria, which may be expressed in terms of company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a region, division, department or function within the Company or an affiliate:

     o return on equity,
     o return on assets,
     o stock price,
     o net income,
     o earnings per share,
     o EBITDA (earnings before interest, depreciation, taxes and amortization),
     o EBIT (earnings before interest and taxes),
     o cash flow,
     o net profit before tax,
     o gross profit,
     o operating profit,
     o changes in working capital, or
     o stockholder return.

     The Compensation Committee must establish such goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under applicable tax regulations) and the Committee may not increase any award or, except in the case of certain qualified terminations of employment, waive the achievement of any specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Compensation Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided, however, that the Compensation Committee may (but need not) permit other transfers where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

     Acceleration Upon Certain Events. Unless otherwise provided in an award certificate, in the event of a change in control of the Company (as defined in the Incentive Plan), all outstanding options will become fully vested and exercisable and all restrictions on outstanding awards will lapse. If a participant dies or his or her employment is terminated as a result of disability, all of such participant's outstanding options will become fully vested and exercisable and all restrictions on his or her outstanding awards will lapse. The Compensation Committee may in its discretion at any time accelerate the vesting of an award upon any other termination of service of a participant. The Compensation Committee may discriminate among participants or among awards in exercising its discretion.

     Adjustments. In the event of a stock split, a dividend payable in shares of Common Stock, or a combination or consolidation of Common Stock into a lesser number of shares, the share authorization limits under the Incentive Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects Common Stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the Incentive Plan will be adjusted proportionately, and the committee may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

     The Board of Directors or the Compensation Committee may, at any time and from time to time, terminate or amend the Incentive Plan without Stockholder approval; but if an amendment to the Incentive Plan would, in the reasonable opinion of the Board of Directors or the Compensation Committee, materially increase the benefits accruing to participants, materially increase the number of shares of stock issuable under the Incentive Plan, or materially modify the requirements for eligibility, then such amendment will be subject to Stockholder approval. In addition, the Board of Directors or the Compensation Committee may condition any amendment on the approval of the Stockholders for any other reason, including necessity or advisability under tax, securities or other applicable laws, policies or regulations. No termination or amendment of the Incentive Plan may adversely affect any award previously granted under the Incentive Plan without the written consent of the participant. The committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the Stockholders or otherwise permitted by the antidilution provisions of the Incentive Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Certain Federal Tax Effects

     Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the Incentive Plan. When the optionee exercises a nonqualified option, however, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

     Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

     Transfers of Options. The Compensation Committee may, but is not required to, permit the transfer of nonqualified stock options granted under the Incentive Plan. Based on current tax and securities regulations, such transfers, if permitted, are likely to be limited to gifts to members of the optionee's immediate family or certain entities controlled by the optionee or such family members. The following paragraphs summarize the likely income, estate, and gift tax consequences to the optionee, the Company, and any transferees, under present federal tax regulations, upon the transfer and exercise of such options.

     Federal Income Tax. There will be no federal income tax consequences to the optionee, the Company, or the transferee upon the transfer of a nonqualified stock option. However, the optionee will recognize ordinary income when the transferee exercises the option, in an amount equal to the excess of the fair market value of the option shares upon the exercise of such option over the exercise price, and the Company will be allowed a corresponding deduction. The gain, if any, realized upon the transferee's subsequent sale or disposition of the option shares will constitute short-term or long-term capital gain to the transferee, depending on the transferee's holding period. The transferee's basis in the stock will be the fair market value of such stock at the time of exercise of the option.

     Federal Estate and Gift Tax. If an optionee transfers a nonqualified stock option to a transferee during the optionee's life but before the option has become exercisable, the optionee will not be treated as having made a completed gift for federal gift tax purposes until the option becomes exercisable. However, if the optionee transfers a fully exercisable option during the optionee's life, he or she will be treated as having made a completed gift for federal gift tax purposes at the time of the transfer. If the optionee transfers an option to a transferee by reason of death, the option will be included in the decedent's gross estate for federal estate tax purposes. The value of such option for federal estate or gift tax purposes may be determined using a "Black-Scholes" or other appropriate option pricing methodology, in accordance with IRS requirements.

     Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code ss.162(m). If the participant files an election under Code ss.83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code ss.162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code ss.83(b) election.

     Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount of the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code ss.162(m).

Benefits to Named Executive Officers and Others

     As of March 22, 2002, no awards had been granted under the Incentive Plan. There are currently six non-employee directors who would receive annual grants of 2,250 options under the Incentive Plan. Any new non-employee directors would receive a one-time grant of 11,250 options under the Incentive Plan. All other awards under the Incentive Plan will be made at the discretion of the Compensation Committee. Therefore, except for such formula grants to non-employee directors, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Incentive Plan in the future.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL
                                                     ---
                      OF THE 2002 LONG-TERM INCENTIVE PLAN.

                                 AUDIT COMMITTEE

     The Company has an Audit Committee of the Board of Directors composed of three directors who are independent as defined in sections 303.01(B)(2)(a) and
(3) of the New York Stock Exchange listing standards.

Report of the Audit Committee of the Board of Directors of Mohawk Industries,
Inc.

     The Audit Committee members reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management. The Audit Committee members also discussed the matters required to be discussed by Statement of Auditing Standards No. 61 with the Company's independent auditors, KPMG LLP ("KPMG"). The Audit Committee received the written disclosure letter from KPMG required by Independence Board Standard No. 1. In addition, the members of the Audit Committee considered whether the provision of services by KPMG for the year ended December 31, 2001 described below under "All Other Fees" was compatible with maintaining KPMG's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                 Audit Committee

                            Larry W. McCurdy-Chairman
                               Bruce C. Bruckmann
                              Robert N. Pokelwaldt

Audit Fees

     The Company was billed $564,000 for the audit of the Company's annual financial statements for the year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for the year ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

     None.

All Other Fees

     The Company was billed $869,500 for all fees other than the fees discussed above under "Audit Fees." These fees included $680,100 for tax consulting and compliance services and $189,400 for audit-related services.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     Decisions and recommendations regarding the compensation of the Company's executives are made by a three member Compensation Committee composed entirely of directors who have never served as officers or employees of the Company. Following is a report of the Compensation Committee concerning the Company's executive compensation policies for 2001.

Report of the Compensation Committee of the Board of Directors of Mohawk Industries, Inc.

     Executive Compensation Philosophy. The Committee believes that a compensation program that enables the Company to attract and retain outstanding executives will assist the Company in meeting its long-range objectives, thereby serving the interest of the Company's stockholders. The compensation program of the Company is designed to achieve the following objectives:

     1. Provide compensation opportunities that are competitive with those of companies of a similar size.

     2. Create a strong link between the executive's compensation and the Company's annual and long-term financial performance.

     3. Include above average elements of financial risk through performance-based incentive compensation which offers an opportunity for above average financial reward to the executives.

     The Company's executive compensation program has three components: base salaries, annual incentives and long-term incentives.

     Base Salaries. The Company's executive officers receive base salaries as compensation for the skills, knowledge and experience that they bring to their positions. Base salaries paid to the Company's executive officers are intended to be maintained at a competitive level with companies of a similar size. In order to assess competitive rates, in 2001, the committee used compensation surveys produced by a nationally recognized compensation consulting firm of executives with similar job functions and responsibilities in public companies engaged in nondurable goods manufacturing in the same net sales range. The group of companies included in the surveys used was typically broader than the peer group used in the Performance Graph following this report because the competitive marketplace for executive talent has been viewed by the Committee as national in scope and not restricted to the carpet and textile industries. With respect to base salaries, the Committee has tried to achieve competitive rates by targeting the approximate midpoint of the range of base salaries for comparable positions. Within this overall policy, the Committee has preserved the flexibility to make exceptions where performance over several years dictates a higher base salary.

     Annual Incentive Bonuses. Annual incentive bonuses under the executive incentive program are provided in addition to base salaries to create total annual compensation. Using the compensation surveys discussed above, the Committee has targeted the upper quartile of total annual compensation for similarly situated executives in companies of similar size. By placing a significant portion of an executive's annual pay "at risk," the Committee believes that compensation is more directly related to performance and will more closely link the financial interests of the executives and those of the stockholders. Given the Company's aggressive business objectives, the Committee believes this policy to be appropriate and fair for both the executives and the stockholders.

     The 2001 Executive Incentive Program (the "Plan") was designed to provide incentive bonus opportunities for 29 key executives of the Company, including the executive officers named in the Summary Compensation Table. For those executives who were classified as Corporate Participants, including the Chief Executive Officer ("CEO") and the Chief Financial Officer, to be eligible for any bonus the total corporation must have attained in 2001 a threshold level of earnings per share ("EPS") established by the Committee. For those executives who were classified as Residential Business Participants, Karastan Business Participants, Commercial Business Participants, Home Products Participants or Hospitality Business Participants to be eligible for any bonus their business unit must have attained in 2001 a threshold level of EPS contribution established by the Committee. The factors considered in establishing the thresholds in the Plan were the previous year's EPS for the total corporation and EPS contribution by each business unit. If the threshold is attained, then the bonus calculation is based on the attainment of increasing levels of improvement of (i) 2001 EPS over 2000 EPS and (ii) 2001 Earnings After Capital Charge ("EAC") (after tax operating earnings less a cost of capital charge) over EAC targets established by the Committee using 2000 results as a base. The bonus calculation is weighted 75% to the EPS level attained and 25% to the EAC level attained. The bonus attainable at various levels in the Plan is calculated as a percentage of 2001 compensation payments excluding all bonus, deferred bonus and other non-salary amounts ("Base Compensation"). The percentages of Base Compensation for which individual participants become eligible at the various levels vary and were set for the CEO by the Committee and for the other executives by the CEO (subject to the approval of the Committee) in order to relate performance goals to a targeted level of total annual compensation.

     A portion of each award ranging from 20% to 26% is paid as follows: one-half is paid in shares of the Common Stock purchased in the market and issued to the participant as restricted shares under the Mohawk Industries, Inc. 1997 Long-Term Incentive Plan and one-half is used to pay withholding tax on the award. One-half of the shares granted will be restricted for one year and the other half for two years. The number of restricted shares to be granted is calculated using the average monthly closing stock price of the Common Stock during 2001. The balance of the award is paid in cash to the participant in 2002.

     The Committee has the authority to interpret the Plan, make changes therein or grant special bonuses for exceptional performance as it determines appropriate.

     Long-Term Incentives. The Company provides long-term incentives to its executives through stock option programs designed to encourage executives to acquire and hold shares of Common Stock. The stock option plans are designed to retain executives and motivate them to improve the market value of the Common Stock over a number of years. The Committee believes that equity ownership by executives furthers the Committee's compensation policy objective of aligning long-term financial interests of executives with those of the stockholders. The Committee considers the amount and terms of options previously awarded to and held by executive officers in determining the size of option grants. In 2001, options were granted to all of the executive officers named in the Summary Compensation Table. These options all vest in 20% annual increments.

     Other Compensation Plans. The Company maintains several broadly-based employee benefit plans in which the executive officers are permitted to participate on the same terms as other employees. These include the retirement savings plan (designed to qualify under section 401(k) of the Internal Revenue
Code), a supplemental executive retirement plan which provides certain supplemental retirement and other benefits to a certain executive who has completed an aggregate of 60 months employment with the Company, and a nonqualified deferred compensation plan for highly compensated employees which permits deferral of income on a portion of the employee's compensation.

     To the extent readily determinable and as one of the factors in its consideration of the various components of executive compensation, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily and in all circumstances limit executive compensation to that deductible under
Section 162(m) of the Internal Revenue Code. The Committee will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     Chief Executive Officer Compensation. In accordance with the compensation philosophy and process described above, the Committee set Mr. Lorberbaum's base salary for 2001 at $575,000, which was below the midpoint for CEO's of similar sized companies in the surveys used by the Committee. Mr. Lorberbaum's total annual cash compensation is linked to the Company's performance by his participation in the 2001 Executive Incentive Program. Under the Plan, he would earn no bonus unless 2001 EPS exceeded the threshold level established in the Plan. In 2001, Mr. Lorberbaum earned a bonus equal to approximately 100% of his Base Compensation based upon an improvement in EPS for the total corporation of 18 percent over 2000 EPS and an improvement in EAC for the total corporation of 16 percent over 2000 EAC. This bonus will be paid in cash and restricted shares as described above. In 2001, Mr. Lorberbaum was awarded stock options to purchase 50,000 shares of Common Stock at fair market value on the dates of the grants. These options vest in 20% annual increments.

     The Committee's objectives in setting Mr. Lorberbaum`s compensation for 2001 were to be competitive with other companies in the carpet industry and with other public companies of a similar size and to provide Mr. Lorberbaum with appropriate incentives to achieve the Company's short-term and long-term objectives.

                             Compensation Committee
                              Leo Benatar-Chairman
                              Robert N. Pokelwaldt
                                  Larry McCurdy

Performance Graph

     The following is a line graph comparing the yearly percentage change in the Company's cumulative total stockholder returns to those of the Standard & Poor's 500 Index and a group of peer issuers beginning on December 31, 1996 and ending on December 31, 2001.

      Comparison of Total Cumulative Returns Among Mohawk Industries, Inc.,
                       the S&P 500 Index and a Peer Group




                             [GRAPHIC APPEARS HERE]

                           -------------- -------------- ------------- -------------- -------------- --------------
                             12/31/96       12/31/97       12/31/98      12/31/99       12/31/00       12/31/01
                           -------------- -------------- ------------- -------------- -------------- --------------
--------------------------
Mohawk                        $100.00         $149.57        $286.79       $179.83       $186.65       $374.18
-------------------------- -------------- -------------- ------------- -------------- -------------- --------------
S&P 500                       $100.00         $133.36        $171.47       $207.56       $188.66       $166.24
-------------------------- -------------- -------------- ------------- -------------- -------------- --------------
Peer Group                    $100.00         $137.62        $149.48       $129.34       $125.73       $127.39
-------------------------- -------------- -------------- ------------- -------------- -------------- --------------

     The peer group includes the following companies: Cone Mills Corporation, Dixie Group, Inc., Guilford Mills, Inc., Interface, Inc., Leggett & Platt, Inc., Masco Corporation and West Point Stevens, Inc. Total return values were calculated based on cumulative total return, assuming the value of the investment in the Company's Common Stock and in each index on December 31, 1996 was $100 and that all dividends were reinvested. The Company is not included in the peer group because management believes that, by excluding the Company, investors will have a more accurate view of the Company's performance relative to certain other carpet and textile companies.

Summary of Cash and Certain Other Compensation

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 1999, 2000, and 2001 for
(i) the Chief Executive Officer of the Company and (ii) each of the four other most highly compensated executive officers of the Company (determined as of December 31, 2001) (collectively, the "Named Executive Officers").

                           Summary Compensation Table



                                                Annual Compensation              Long-Term Compensation
                                        -------------------------------------   ------------------------
                                                               Other Annual      Restricted  Securities    All Other
                                         Salary      Bonus     Compensation        Stock     Underlying   Compensation
    Name and Position             Year    ($)         ($)         ($)(1)        Awards($)(2) Options(#)      ($)(3)
    -----------------             ----   --------- ---------   ------------     ------------ -----------  ------------
Jeffrey S. Lorberbaum ........... 2001   $575,000   $503,125      $   --           $118,577   50,000           $3,450
   President and                  2000    495,000    363,176          --             61,437    1,500            3,450
   Chief Executive Officer        1999    480,000    417,375          --             45,793    7,000            3,200

David E. Polley ................. 2001   $322,500   $241,875      $   --            $53,164   25,000           $3,450
   President-Residential          2000    305,000    171,563          --             30,315       --            3,450
   Division                       1999    305,000    203,817          --             18,281       --            3,200

Herbert M. Thornton ............. 2001   $320,000   $240,000      $   --            $52,785   55,000           $3,450
   President-Carpet Group         2000    295,417    178,000          --             29,134   20,000            3,450
                                  1999    245,000    153,125          --             14,661    7,000            3,200

William B. Kilbride ............. 2001   $320,000   $240,000      $   --            $52,785   35,000           $3,450
   President-Mohawk Home          2000    290,000    178,250          --             28,824       --            3,450
                                  1999    275,000    206,250          --             21,946   27,000            4,105

John D. Swift ................... 2001   $320,000   $240,000      $   --            $52,785   25,000           $3,450
   Vice President-Finance and     2000    275,000    173,853          --             27,333       --            3,450
   Chief Financial Officer        1999    267,000    199,082       6,097             20,363    7,000(4)         3,200



--------------
(1) Amounts in 1999 include (i) imputed interest on the outstanding balance of interest free loans made by the Company to Mr. Swift upon exercise of stock options granted in connection with the Company's leveraged buyout ("LBO Stock Options") in the amount of $3,317, and (ii) $2,780 paid by the Company in 1999 to Mr. Swift, so that he could pay the 1999 tax liability on imputed income arising from such interest free loans. All future obligations in connection with the LBO Stock Options have been terminated.

(2) Amounts in 2001 include 1,878, 842, 836, 836 and 836 shares for Messrs. Lorberbaum, Polley, Thornton, Kilbride and Swift, respectively. These shares were granted on February 26, 2002, in connection with each executive's annual incentive bonus for 2001 and have been valued at $63.14 per share. The restrictions will lapse on February 26, 2003 for 50% of the shares and will lapse on February 26, 2004 for the remaining 50%. Amounts in 2000 include 1,978, 976, 938, 928 and 880 shares for Messrs. Lorberbaum, Polley, Thornton, Kilbride and Swift, respectively. These shares were granted on February 26, 2001, in connection with each executive's annual incentive bonus for 2000 and have been valued at $31.06 per share. The restrictions lapsed on February 15, 2002 for 50% of the shares and will lapse on February 15, 2003 for the remaining 50%. Amounts in 1999 include 2,024, 808, 648, 970 and 900 shares for Messrs. Lorberbaum, Polley, Thornton, Kilbride and Swift, respectively. These shares were granted on February 15, 2000, in connection with each executive's annual incentive bonus for 1999 and have been valued at $22.625 per share. The restrictions lapsed on February 15, 2001 for 50% of the shares and lapsed on February 15, 2002 for the remaining 50%. See "Executive Compensation and Other Information-Report of the Compensation Committee of the Board of Directors of Mohawk Industries, Inc." As of December 31, 2001, Mr. Lorberbaum held 2,990 shares of restricted stock valued at $164,091, Mr. Polley held 1,380 shares of restricted stock valued at $75,734, Mr. Thornton held 1,262 shares of restricted stock valued at $69,259, Mr. Kilbride held 1,413 shares of restricted stock valued at $77,545 and Mr. Swift held 1,330 shares of restricted stock valued at $72,990.

(3) Except with respect to Mr. Kilbride in 1999, represents matching contributions pursuant to the Company's Retirement Savings Plan. In 1999, amounts for Mr. Kilbride represent contributions pursuant to the American Rug Craftsmen 401(k) Savings and Retirement Plan.

(4) Amount represents options granted in 1999 pursuant to the 1993 Stock Option Plan (3,500 shares) and the 1997 Long Term Incentive Plan (3,500 shares).

Option Grants

     The following table sets forth information on options granted to the Named Executive Officers in fiscal 2001.

                          Option Grants In Fiscal Year
                             Ended December 31, 2001


                                         Individual Grants
                        -----------------------------------------------------
                                        % of Total                            Potential Realizable Value at Assumed
                           Number of      Options                                  Annual Rates of Stock Price
                          Securities    Granted to                                       Appreciation for
                          Underlying   Employees in  Exercise or                          Option Term(2)
                           Options      the Fiscal   Base Price   Expiration  --------------------------------------
          Name             Granted       Year (1)     ($/Sh)         Date              5%                 10%
          ----          -------------  ------------  -----------  ----------        ---------          ----------
Jeffrey S. Lorberbaum     50,000 (3)       7.09%       $30.5300    02/27/11         $960,007           $2,432,847

David E. Polley           25,000 (3)       3.54%       $30.5300    02/27/11         $480,003           $1,216,423

Herbert M. Thornton       35,000 (3)       4.97%       $30.5300    02/27/11         $672,005           $1,702,993
                          20,000 (4)       2.84%       $53.0400    12/20/11         $666,754           $1,689,685

William B. Kilbride       35,000 (3)       4.97%       $30.5300    02/27/11         $672,005           $1,702,993

John D. Swift             25,000 (3)       3.54%       $30.5300    02/27/11         $480,003           $1,216,423



(1) The total number of shares of Common Stock covered by options granted to employees in the 2001 fiscal year was 704,850.

(2) Potential realizable value is based on the assumption that the Common Stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10-year option term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission (the "SEC") and are not intended to predict future performance.

(3) These options were granted under the Company's 1997 Long-Term Incentive Plan and vest in 20% annual increments beginning February 27, 2002.

(4) These options were granted under the Company's 1997 Long-Term Incentive Plan and vest in 20% annual increments beginning December 20, 2002.

Option Exercises and Holdings

     The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during fiscal 2001 and the number of shares covered by both exercisable and non-exercisable stock options held by the Named Executive Officers as of December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of the Common Stock (which was $54.88).

                          Aggregated December 31, 2001

                             Year End Option Values


                                                          Number of Securities            Value of Unexercised
                                                         Underlying Unexercised           In-the-Money Options
                                                          Options at FY-End (#)              at FY-End ($)
                                                         ----------------------         ---------------------------
                             Shares
                            Acquired      Value
Name                       on Exercise   Realized (1)    Exercisable    Unexercisable   Exercisable   Unexercisable
----                       -----------   ------------    -----------    -------------   -----------   -------------
Jeffrey S. Lorberbaum ....         -            -           78,100          55,400       $3,421,350      $1,371,596
David E. Polley ..........         -            -           15,000          35,000       $  367,575      $  853,805
Herbert M. Thornton ......    12,850      $278,559           2,950          77,450       $  104,520      $1,586,005
William B. Kilbride ......    37,499      $963,754          10,800          51,200       $  266,466      $1,251,950
John D. Swift ............         -            -            2,800          29,200       $   76,926      $  724,140


---------
(1)  Value realized is the difference between the fair   market value of the
     securities underlying the options and the exercise price on the date of exercise.

Pension Plans

     The following table shows estimated annual retirement benefits payable to Mr. Swift at age 65 under the Supplemental Executive Retirement Plan (the "SERP") as described below.

                               Pension Plan Table

                                             15 or more Years
                        Remuneration            of Service
                        ------------         ----------------
                        $  200,000 .........   $ 80,000
                           300,000 .........    120,000
                           400,000 .........    160,000
                           500,000 .........    200,000
                           600,000 .........    240,000
                           700,000 .........    280,000
                           800,000 .........    320,000
                           900,000 .........    360,000
                         1,000,000 .........    400,000
                         1,100,000 .........    440,000
                         1,200,000 .........    480,000
                         1,300,000 .........    520,000


     The Company has established a Retirement Savings Plan (the "Retirement Savings Plan"), which is a combination 401(k)/profit-sharing plan that provides for employee pre-tax contributions under Section 401(k) of the Internal Revenue Code, Company matching contributions, and, if profits are sufficient, a Company profit sharing contribution. The Company has also established the SERP, a non-qualified plan designed to supplement the benefits payable under the Retirement Savings Plan and certain other plans. The SERP provides such benefits to Mr. Swift.

     Benefits under the SERP generally vest after the participant has sixty months of employment with the Company and generally can begin once the participant attains age 60. The retirement benefit payable at age 65 to Mr. Swift (and prior to reduction as described below) is 40% of Mr. Swift's average annual compensation (meaning salary, bonuses and certain pre-tax deferrals to Company benefit plans, but does not include reimbursements for tax payments in connection with stock option exercises) over the final sixty

(60) months prior to termination of employment. Benefits under the SERP are reduced if the participant begins to receive SERP benefits prior to age 65.

     Benefits payable under the SERP as shown in the foregoing table are reduced by (i) one-half of the participant's Social Security benefits; (ii) certain other Company benefit plans; and (iii) the annuity benefit to the participant from a subsequent employer's pension plan. Upon retirement, the normal form of SERP benefit is a life annuity for the life of the participant, but the Board and the participant may approve payment in an alternate form. There are also certain death benefits and medical benefits that are payable under the SERP.

     As of December 31, 2001, Mr. Swift had an average five-year compensation of $458,728 and 17 years of creditable service. Messrs. Lorberbaum, Thornton, Polley and Kilbride do not participate in the SERP.

Certain Relationships and Related Transactions

     In connection with the merger of Dal-Tile, Mr. Wellborn entered into an agreement with the Company whereby he agreed to serve as President of Dal-Tile commencing on March 20, 2002 through March 20, 2004. If during the term of the agreement Mr. Wellborn's employment is terminated without cause he would receive his annual salary, currently $400,000, for the remainder of the term plus annual bonuses based on the greater of his target bonus or the average bonus received for the two prior fiscal years. Mr. Wellborn also received 25,000 options to purchase the Company's Common Stock pursuant to this agreement.

     Pursuant to a change in control agreement Mr. Wellborn had with Dal-Tile, Mr. Wellborn received a payment of $2,019,384 in connection with the merger with Mohawk.

Principal Stockholders of the Company

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 20, 2002, by (i) each person who is known by the Company beneficially to own more than five percent of the outstanding shares of the Common Stock, (ii) each of the Company's directors and nominees, (iii) each of the Named Executive Officers, and (iv) all of the Company's directors and executive officers as a group. Unless otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.



                                                                               Number of Shares
                                                                               of Common Stock      Percent of
Name of Beneficial Owner                                                      Beneficially Owned      Class
------------------------                                                      ------------------    ----------
Jeffrey S. Lorberbaum(1) ....................................................     14,349,536          21.4%
Aladdin Partners, L.P(2) ....................................................      9,900,000          14.8
FMR Corporation(3) ..........................................................      8,755,372          13.1
JMS Group Limited Partnership(4) ............................................      3,985,604           5.9
David L. Kolb(5) ............................................................        562,342             *
Sylvester H. Sharpe(6) ......................................................        499,114             *
Bruce C. Bruckmann(7) .......................................................        281,593             *
John D. Swift(8) ............................................................         70,586             *
W. Christopher Wellborn(9) ..................................................         32,891             *
Robert N. Pokelwaldt(10) ....................................................         27,230             *
Leo Benatar(10) .............................................................         24,014             *
William B. Kilbride(11) .....................................................         23,551             *
David E. Polley(12) .........................................................         22,946             *
Larry W. McCurdy(10) ........................................................         20,547             *
Herbert M. Thornton(13) .....................................................         12,886             *
John F. Fiedler .............................................................          1,398             *
All directors and executive officers as a group (13 persons) ................     15,928,634          23.8%


 *   Less than one percent.

(1) The address of Mr. Jeffrey Lorberbaum is 2001 Antioch Road, Dalton, Georgia 30721. Includes 9,900,000 shares held by Aladdin Partners,
     L.P., with respect to which Mr. Lorberbaum may be deemed to share voting and investment power. Mr. Lorberbaum is the owner of 100% of the outstanding voting stock of ASL Management Corp., the majority general partner of Aladdin Partners, L.P. Mr. Lorberbaum disclaims beneficial ownership of the shares held by Aladdin Partners, L.P. Also includes 263,721 shares owned by The Alan S. Lorberbaum Family Foundation, of which Mr. Jeffrey Lorberbaum is a trustee and may be deemed to share voting and investment power. Mr. Jeffrey Lorberbaum disclaims beneficial ownership of the shares held by The Alan S. Lorberbaum Family Foundation. Includes 3,985,604 shares held by the JMS Group Limited Partnership ("JMS"). The general partner of JMS is SJL Management Company, LLC ("SJL"). Mr. Lorberbaum is an equal member of SJL and may be deemed to share voting and dipositive power with respect to all shares held by JMS. Mr. Lorberbaum disclaims beneficial ownership of such shares. Includes 89,100 shares issuable upon the exercise of currently vested options, and 10,928 shares issued pursuant to the Company's Executive Incentive Program, of which 2,867 are restricted shares, and 1,548 shares owned pursuant to the Company's 401(k) Plan.

(2) The address of Aladdin Partners, L.P. is 2001 Antioch Road, Dalton, Georgia 30721. ASL Management Corp. is the majority general partner of Aladdin Partners, L.P. and shares voting and investment power with respect to these shares. The address of ASL Management Corp. is 2001 Antioch Road, Dalton, Georgia 30721. Mr. Jeffrey Lorberbaum is the owner of 100% of the outstanding voting stock of ASL Management Corp. and, as a result, may be deemed to share voting and investment power with respect to these shares. Mr. Barry L. Hoffman is a director of ASL Management Corp. and, as a result of such position, may be deemed to share voting and investment power with respect to these shares. Excludes 3,500 shares owned of record by Mr. Hoffman in his individual capacity. The business address of Mr. Hoffman is Joseph Decosimo & Company, 1100 Tallan Building, Two Union Square, Chattanooga, Tennessee 37402. Each of ASL Management Corp., Mr. Jeffrey Lorberbaum and Mr. Hoffman, disclaim beneficial ownership of the shares held by Aladdin Partners, L.P.

(3) Based upon Schedule 13G/A dated February 14, 2002 filed with the SEC by FMR Corporation. The address of FMR Corporation is 82 Devonshire Street, Boston, Massachusetts 02109.

(4) The address of JMS is Joseph Decosimo & Company, 1100 Tallan Building, Two Union Square, Chattanooga, Tennessee 37402. The general partner of JMS is SJL. Each of Ms. Suzanne L. Helen and Mr. Mark Lorberbaum is an equal member of SJL and may be deemed to share voting and dispositive power with respect to all shares held by JMS. Each of Ms. Helen and Mr. Mark Lorberbaum disclaims beneficial ownership of such shares.

(5) Includes 450 shares issuable upon the exercise of currently vested options and 12,444 issued shares pursuant to the Company's Executive Incentive Program, of which 1,395 are restricted shares, and 703 shares owned pursuant to the Company's 401(k) plan. Also includes 4,820 held by two minor children.

(6) Includes 26,700 shares issuable upon the exercise of currently vested options and 4,246 shares issued pursuant to the Company's Executive Incentive Program, of which 872 are restricted shares and 145 shares owned pursuant to the Company's 401(k) Plan.

(7) Includes 24,750 shares issuable upon the exercise of currently vested options.

(8) Includes 8,500 shares issuable upon the exercise of currently vested options, 4,678 shares issued pursuant to the Company's Executive Incentive Program, of which 1,276 are restricted shares, and 14,523 shares owned pursuant to the Company's 401(k) plan.

(9) Includes 25,000 shares issuable upon the exercise of currently vested options.

(10) Includes 13,500 shares issuable upon the exercise of currently vested options.

(11) Includes 18,500 shares issuable upon the exercise of currently vested options and 4,780 shares issued pursuant to the Company's Executive Incentive Program, of which 1,300 are restricted shares and 46 shares owned pursuant to the Company's 401(k) Plan.

(12) Includes 20,000 shares issuable upon the exercise of currently vested options, 2,626 shares issued pursuant to the Company's Executive Incentive Program, of which 1,330 are restricted shares, and 320 shares owned pursuant to the Company's 401(k) plan.

(13) Includes 10,650 shares issuable upon the exercise of currently vested options, 22,236 shares issued pursuant to the Company's Executive Incentive Program, of which 1,305 are restricted shares, and 138 shares owned pursuant to the Company's 401(k) plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company copies of all
Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with by such persons except for the following inadvertent late filings: (i) the initial statement of beneficial ownership on Form 3 required to be filed (assuming that a report is required under such circumstances) by Mr. Mark Lorberbaum within ten days after his becoming a member of the Lorberbaum family reporting group of Mohawk which occurred on July 10, 2000 as a result of various family estate planning transactions was filed on January 19, 2002 and the sale of 5,100 shares of Common Stock on October 25, 2001 by Mr. Mark Lorberbaum reportable on a Form 4 due by November 10, 2001, was reported on a Form 4 filed on January 19, 2002; (ii) the initial statement of beneficial ownership on Form 3 required to be filed (assuming that a report is required under such circumstances) by Ms. Suzanne L. Helen within ten days after her becoming a member of the Lorberbaum family reporting group of Mohawk which occurred on July 10, 2000 as a result of various family estate planning transactions was filed on January 19, 2002; and (iii) transactions reportable on Form 5's required to be filed for the years 1999 and 2000 by Mr. Alan S. Lorberbaum, a former director of Mohawk, to report estate planning transactions resulting in a change in beneficial ownership were combined into a single Form 5 filed on January 19, 2002; and (iv) an exchange fund transaction on December 1, 2000 by Mr. David L. Kolb resulting in a change in beneficial ownership was filed on Form 4 on March 8, 2002.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting or are incidental to the conduct of the

Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

     The Board of Directors has appointed KPMG as auditors of the Company for 2002. KPMG also audited the Company's financial statements for 2001. Representatives of KPMG will be present at the Annual Meeting and will be given an opportunity to make a statement, if they desire, and to respond to appropriate questions.

     The Company will bear the cost of the solicitation of proxies on behalf of the Company. Directors, officers and other employees of the Company may, without additional compensation except for reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company has retained Georgeson Shareholder to assist in the solicitation of proxies for a fee of $7,500 plus expenses. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.

     Any proposal a Stockholder may desire to have included in the Company's proxy material for presentation at the 2003 Annual Meeting must be received by the Company at Mohawk Industries, Inc., P.O. Box 12069, 160 South Industrial Boulevard, Calhoun, Georgia 30703, Attention: Secretary, on or prior to November 29, 2002. Stockholders may intend to present a proposal from the floor of the 2003 Annual Meeting, and they may commence their own proxy solicitation, rather than having the proposal included in the Company's 2003 annual proxy statement. Under the Company's Bylaws, the Company must receive notice of any such Stockholder proposal prior to November 29, 2002 in order for the notice to be timely. If the Company does not receive notice of the Stockholder proposal prior to November 29, 2002, the Company will retain discretionary voting authority over the proxies returned by Stockholders for the 2003 Annual Meeting with respect to such Stockholder proposal. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Company, on matters not specifically reflected on the proxy card, and on which stockholders have not had an opportunity to vote by proxy.

     If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy card with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a proxy card to be signed representing your shares.

     A list of Stockholders entitled to be present and vote at the Annual Meeting will be available at the offices of the Company, P.O. Box 12069, 160 South Industrial Boulevard, Calhoun, Georgia 30703, for inspection by the Stockholders during regular business hours from May 3, 2002, to the date of the Annual Meeting. The list also will be available during the Annual Meeting for inspection by Stockholders who are present.

     If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.



                                           Jerry L. Melton
                                           Vice President & Corporate Secretary

Atlanta, Georgia
March 29, 2002

                                                                      Appendix A
                                                                      ----------

                             MOHAWK INDUSTRIES, INC.
                          2002 LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS

ARTICLE 1   PURPOSE ......................................................    1

     1.1    General ......................................................    1

ARTICLE 2   DEFINITIONS ..................................................    1

     2.1    Definitions ..................................................    1

ARTICLE 3   EFFECTIVE DATE ...............................................    5

     3.1    Effective Date ...............................................    5

ARTICLE 4   ADMINISTRATION ...............................................    5

     4.1    Committee ....................................................    5

     4.2    Actions and Interpretations by the Committee .................    5

     4.3    Authority of the Committee ...................................    5

     4.4    Award Certificates ...........................................    6

ARTICLE 5   SHARES SUBJECT TO THE PLAN ...................................    6

     5.1    Number of Shares .............................................    6

     5.2    Lapsed Awards ................................................    6

     5.3    Stock Distributed ............................................    6

     5.4    Limitation on Awards .........................................    7

ARTICLE 6   ELIGIBILITY ..................................................    7

     6.1    General ......................................................    7

ARTICLE 7   STOCK OPTIONS ................................................    7

     7.1    General ......................................................    7

     7.2    Incentive Stock Options ......................................    8

     7.3    Formula Grants to Non-Employee Directors .....................    9

ARTICLE 8   PERFORMANCE AWARDS ...........................................    10

     8.1    Grant of Performance Awards ..................................    10

     8.2    Performance Goals ............................................    10

     8.3    Right to Payment .............................................    10

     8.4    Other Terms ..................................................    10

ARTICLE 9   RESTRICTED STOCK AWARDS ......................................    11

     9.1    Grant of Restricted Stock ....................................    11

     9.2    Issuance and Restriction .....................................    11

     9.3    Forfeiture ...................................................    11

     9.4    Certificates for Restricted Stock ............................    11

ARTICLE 10  STOCK OR OTHER STOCK-BASED AWARDS ............................    11

     10.1   Grant of Stock or Other Stock-Based Awards ...................    11

ARTICLE 11  PROVISIONS APPLICABLE TO AWARDS ..............................    11

     11.1   Stand-Alone, Tandem, and Substitute Awards ...................    11

     11.2   Term of Award ................................................    12

     11.3   Form of Payment for Awards ...................................    12

     11.4   Limits on Transfer ...........................................    12

     11.5   Beneficiaries ................................................    12

     11.6   Stock Certificates ...........................................    12

     11.7   Acceleration upon Death or Disability ........................    12

     11.8   Acceleration upon a Change of Control ........................    12

     11.9   Acceleration for Other Reasons ...............................    12

     11.10  Effect of Acceleration .......................................    13

     11.11  Qualified Performance-Based Awards ...........................    13

     11.12  Determination of Employment Status ...........................    14

     11.13  Loans or Guarantees ..........................................    14

ARTICLE 12  CHANGES IN CAPITAL STRUCTURE .................................    14

     12.1   General ......................................................    14

ARTICLE 13  AMENDMENT, MODIFICATION AND TERMINATION ......................    14

     13.1   Amendment, Modification and Termination ......................    14

     13.2   Awards Previously Granted ....................................    15

ARTICLE 14  GENERAL PROVISIONS ...........................................    15

     14.1   No Rights to Awards; Non-Uniform Determinations ..............    15

     14.2   No Stockholder Rights ........................................    15

     14.3   Withholding ..................................................    15

     14.4   No Right to Continued Service ................................    15

     14.5   Unfunded Status of Awards ....................................    15

     14.6   Indemnification ..............................................    16

     14.7   Relationship to Other Benefits ...............................    16

     14.8   Expenses .....................................................    16

     14.9   Titles and Headings ..........................................    16

     14.10  Gender and Number ............................................    16

     14.11  Fractional Shares ............................................    16

     14.12  Government and Other Regulations .............................    16

     14.13  Governing Law ................................................    17

     14.14  Additional Provisions ........................................    17

     14.15  No Limitations on Rights of Company ..........................    17

                             MOHAWK INDUSTRIES, INC.
                          2002 LONG-TERM INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

         1.1. GENERAL. The purpose of the Mohawk Industries, Inc. 2002 Long-Term
              -------
Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Mohawk Industries, Inc. (the "Company"), by linking the personal interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors of the Company or any Affiliate.

                                    ARTICLE 2
                                   DEFINITIONS

         2.1. DEFINITIONS. When a word or phrase appears in the Plan with the
              -----------
initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this
Section 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

              (a) "Affiliate" means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

              (b) "Award" means any Option, Restricted Stock Award,
         Performance Award or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

              (c) "Award Certificate" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

              (d) "Board" means the Board of Directors of the Company.

              (e) "Cause", with respect to a Participant who is an officer or employee, has the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate, or if there is no such employment agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, "Cause" means any of the following acts by the Participant, as determined by the Board: (i) continued neglect in the performance of duties assigned to the Participant (other than for a reason beyond the control of the Participant) or repeated unauthorized absences by the Participant during scheduled work hours; (ii) the Participant's egregious and willful misconduct, including dishonesty, fraud or continued intentional violation of Company or Affiliate policies and procedures which is reasonably determined to be detrimental to the Company or an Affiliate; (iii) the Participant's final conviction of a felonious crime; or (iv) the Participant's repeated material failure to meet reasonable performance criteria as established by the Company or an Affiliate and communicated to the Participant. "Cause" with respect to a Participant who is a director means any of the following acts by the Participant, as determined by the Board, unless a contrary definition is contained in the applicable Award Certificate: (i) the Participant's egregious and willful misconduct, or (ii) the Participant's final conviction of a felonious crime.

              (f) "Change in Control" means and includes each of the following:

              (1) The acquisition by any individual, entity or group (within the meaning of Section

         13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934
         Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this
                              --------  -------
         subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

              (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual
                                        --------  -------
         becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

              (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless,
                                                                  ------
         following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and
         (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

              (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              (h) "Committee" means the committee of the Board described in
          Article 4.

              (i) "Company" means Mohawk Industries, Inc., a Delaware corporation, its successors and assigns.

              (j) "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee, officer or director of the Company, as applicable. Continuous Status as a Participant shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company prior to its commencement.

              (k) "Covered Employee" means a covered employee as defined in Code
         Section 162(m)(3).

              (l) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

              (m) "Effective Date" means the date set forth in Section 3.1.

              (n) "Eligible Participant" means an employee, officer or director of the Company or any Affiliate.

              (o) "Exchange" means the New York Stock Exchange or any other national securities exchange on which the Stock may from time to time be listed or traded.

              (p) "Director Option" means an Option granted to a Non-Employee Director under Section 7.3 of the Plan.

              (q) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

              (r) "Good Reason" for a Participant's termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an affiliated company, provided, however that if there is no such employment agreement in which such term is defined, "Good Reason" shall mean any of the following acts by the employer without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the employer promptly after receipt of notice thereof given by the Participant): (i) the assignment to the Participant of duties materially inconsistent with the Participant's position, authority, duties or responsibilities as in effect on the date the Award is granted, or (ii) a reduction by the employer in the Participant's base salary or benefits as in effect on the date the Award is granted, unless a similar reduction is made in salary and benefits of peer employees.

              (s) "Grant Date" means the date an Award is made by the Committee.

              (t) "Incentive Stock Option" means an Option that is designated as an Incentive Stock Option and that meets the requirements of Section 422 of the Code or any successor provision thereto.

              (u) "Non-Employee Director" means a director of the Company who is not a common law employee of the Company or any Affiliate.

              (v) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option or which does not meet the requirements of Section 422 of the Code or any successor provision thereto.

              (w) "Option" means a right granted to a Participant under
         Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

              (x) "Other Stock-Based Award" means a right, granted to a Participant under Article 10, that relates to or is valued by reference to Stock or other Awards relating to Stock.

              (y) "Parent" means a company that owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

              (z) "Participant" means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Section 11.5 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

              (a) "Performance Award" means Performance Shares or Performance Units granted pursuant to Article 8.

              (b) "Performance Share" means any right granted to a Participant under Article 8 to a unit to be valued by reference to a designated number of Shares to be paid upon achievement of such performance goals as the Committee establishes with regard to such Performance Share.

              (c) "Performance Unit" means a right granted to a Participant under Article 8 to a unit valued by reference to a designated amount of cash or property other than Shares to be paid to the Participant upon achievement of such performance goals as the Committee establishes with regard to such Performance Unit.

              (d) "Plan" means the Mohawk Industries, Inc. 2002 Long-Term Incentive Plan, as amended from time to time.

              (e) "Qualified Performance-Based Award" means (i) a
         Performance Award, Restricted Stock Award or Other Stock-Based Award that is intended to qualify for the Section 162(m) Exemption and is made subject to performance goals based on Qualified Performance Criteria as set forth in Section 11.11, or (ii) an Option having an exercise price equal to or greater than the Fair Market Value of the underlying Stock as of the Grant Date.

              (f) "Qualified Performance Criteria" means one or more of the performance criteria listed in Section 11.11(b) upon which performance goals for certain Qualified Performance-Based Awards may be established by the Committee.

              (g) "Restricted Stock Award" means Stock granted to a
         Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

              (h) "Retirement" in the case of an employee means termination of employment with the Company, a Parent or Subsidiary after attaining age 60 with 10 years of service, and "Retirement" in the case of a non-employee director of the Company means retirement of the director in accordance with the provisions of the Company's bylaws as in effect from time to time or the failure to be re-elected or re-nominated as a director; provided in either case that the director has completed at least two three-year terms as a director of the Company.

              (i) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code or any successor provision thereto.

              (j) "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Section 12.1, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 12.1.

              (k) "Stock" means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 12.

              (l) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

              (m) "1933 Act" means the Securities Act of 1933, as amended from time to time.

              (n) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 3
                                 EFFECTIVE DATE

         3.1. EFFECTIVE  DATE.  The Plan shall be effective as of the date it is
              ---------------
approved by both the Board and the majority of the holders of the Stock of the Company.

                                    ARTICLE 4
                                 ADMINISTRATION

         4.1. COMMITTEE. The Plan shall be administered by a committee (the
              ---------
"Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

         4.2. ACTIONS AND INTERPRETATIONS BY THE COMMITTEE. For purposes of
              --------------------------------------------
administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3. AUTHORITY OF COMMITTEE.  Except as provided below,  the Committee
              ----------------------
has the exclusive  power,  authority and discretion to:

              (a) Grant Awards;

              (b) Designate Participants;

              (c) Determine the type or types of Awards to be granted to each Participant;

              (d) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

              (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

              (f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award, in accordance with Article 11, based in each case on such considerations as the Committee in its sole discretion determines;

              (g) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

              (h) Prescribe the form of each Award Certificate, which need not be identical for each Participant;

              (i) Decide all other matters that must be determined in connection with an Award;

              (j) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

              (k) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

              (l) Amend the Plan or any Award Certificate as provided herein;
         and

              (m) Adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in such other jurisdictions and to meet the objectives of the Plan.

         Notwithstanding the foregoing, grants of Awards to Non-Employee Directors hereunder shall be made only in accordance with the terms, conditions and parameters of Section 7.3.

         To the extent permitted under Delaware law, the Board or the Committee may expressly delegate to any individual or group of individuals some or all of the Committee's authority under subsections (a) through (i) above, except that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who are, or who are anticipated to be become, either (i) Covered Employees or (ii) persons subject to the short-swing profit rules of Section 16 of the 1934 Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

         4.4. AWARD  CERTIFICATES.  Each Award shall be evidenced by an Award
              -------------------
Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

         5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section
              ----------------
12.1, the aggregate number of Shares reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Performance Award) shall be 3,200,000, of which not more than 10% may be granted as Awards of Restricted Stock, Performance Shares or unrestricted Stock.

         5.2. LAPSED AWARDS. To the extent that an Award is canceled,
              -------------
terminates, expires, is forfeited or lapses for any reason, any Shares subject to the Award will again be available for the grant of Awards under the Plan and Shares subject to Awards settled in cash will be available for the grant of Awards under the Plan.

         5.3. STOCK  DISTRIBUTED.  Any Stock distributed  pursuant to an Award
              ------------------
may consist,  in whole or in
part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to
              --------------------
the contrary (but subject to adjustment as provided in Section 12.1), the maximum number of Shares with respect to one or more Options that may be granted during any one calendar year under the Plan to any one Participant shall not exceed 100,000; provided, however, that in connection with his initial employment with the Company or an Affiliate, a Participant may be granted Options with respect to up to an additional 25,000 Shares, which shall not count against the foregoing annual limit. The maximum amount of Qualified Performance-Based Awards (other than Options) that may be granted to any Participant in any one-year period shall not exceed the following: (i) 100,000 Shares for all Qualified Performance-Based Awards that are Performance Shares;
(ii) $3,000,000 for all Qualified Performance-Based Awards that are Performance Units based upon a dollar amount (less any consideration paid by the Participant for such Award); and (iii) 100,000 Shares for all other Qualified Performance-Based Awards; provided, that the number of Shares set forth in clauses (i) and (iii) shall be subject to adjustment as provided in Section 12.1.

                                    ARTICLE 6
                                   ELIGIBILITY

         6.1. GENERAL.  Awards may be granted  only to  Eligible  Participants;
              -------
except that Incentive Stock Options may not be granted to Eligible Participants who are not employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code.

                                    ARTICLE 7
                                  STOCK OPTIONS

         7.1. GENERAL.  The Committee is authorized to grant Options to
              -------
Participants on the following terms and conditions:

              (a) EXERCISE PRICE. The exercise price per share of Stock
                  --------------
         under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the Grant Date.

              (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall
                  -------------------------------
         determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. Subject to Section 11.9, the Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date. The Committee may permit an arrangement whereby receipt of Stock upon exercise of an Option is delayed until a specified future date.

              (c) PAYMENT. The Committee shall determine the methods by
                  -------
         which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including "cashless exercise" arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants; provided, however, that if Shares are used to pay the exercise price of an Option, such Shares must have been held by the Participant as fully vested shares for at least six months.

              (d) EXERCISE TERM.  In no event may any Option be exercisable for
                  -------------
         more than ten years from the Grant Date.

              (e) EFFECT  OF  RETIREMENT.  Notwithstanding  any  other
                  ----------------------
         provision in the Plan or any Participant's Award Certificate to the contrary, upon the Participant's Retirement, all of such Participant's outstanding Options shall continue to vest as if the Participant had not terminated service as an employee or director and will remain exercisable through the first anniversary of the final vesting date (or, if earlier, the expiration of the Option term); provided, however, that if the Participant competes with the Company after retirement by working for another floor covering manufacturer, as determined in the sole discretion of the

         Committee, the Participant's options will cease to vest, any of his unvested Options will terminate immediately, and any of his vested Options will continue to be exercisable for a period of thirty (30) days from the date the Committee makes a determination that the Participant engaged in competitive activities. To the extent that the operation of this provision causes any Incentive Stock Option to fail to meet the requirements of Code Section 422, such Option shall be deemed to be a Non-Qualified Stock Option.

              (f) ADDITIONAL OPTIONS UPON EXERCISE. The Committee may, in its
                  --------------------------------
         sole discretion, provide in an Award Certificate, or in an amendment thereto, for the automatic grant of a new Option to any Participant who delivers Shares as full or partial payment of the exercise price of the original Option. Any new Option granted in such a case (i) shall be for the same number of Shares as the Participant delivered in exercising the original Option, (ii) shall have an exercise price of 100% of the Fair Market Value of the surrendered Shares on the date of exercise of the original Option (the Grant Date for the new Option),
         (iii) shall vest six (6) months after the Grant Date of the new Option, and (iv) shall have a term equal to the unexpired term of the original Option.

              7.2. INCENTIVE  STOCK OPTIONS.  The terms of any Incentive  Stock
                   ------------------------
         Options granted under the Plan must comply with the following additional rules:

                  (a) LAPSE OF OPTION. An Incentive Stock Option shall lapse
                      ---------------
         under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4), (5) and (6) below, provide in writing that the Option will extend until a later date, but if an Option is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Qualified Stock Option:

                      (1)  The expiration date set forth in the Award
                  Certificate.

                      (2)  The tenth anniversary of the Grant Date.

                      (3) Three months after termination of the Participant's Continuous Status as a Participant for any reason other than the Participant's Disability, death or termination for Cause.

                      (4) One year after the termination of the Participant's Continuous Status as a Participant by reason of the Participant's Disability.

                      (5) One year after the Participant's death occurring during his Continuous Status as a Participant or during the three-month period described in subsection (3) above or the one-year period described in subsection (4) above and before the Option otherwise lapses.

                      (6)  The date of the  termination  of the  Participant's
                  Continuous Status as a Participant if such termination is for Cause.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 11, if a Participant exercises an Option after termination of his Continuous Status as a Participant, the Option may be exercised only with respect to the Shares that were otherwise vested on the date of termination of his Continuous Status as a Participant.

                  (b) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market
                      ----------------------------
         Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (c) TEN PERCENT  OWNERS.  No Incentive  Stock Option shall be
                      -------------------
         granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

                  (d) EXPIRATION OF INCENTIVE  STOCK  OPTIONS.  No Award of an
                      ---------------------------------------
         Incentive Stock

       Option may be made pursuant to the Plan after the day immediately prior tenth anniversary of the Effective Date.

                  (e) RIGHT TO EXERCISE.  During a Participant's  lifetime, an
                      -----------------
         Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                  (f) DIRECTORS. The Committee may not grant an Incentive Stock
                      ---------
         Option to a Non-Employee Director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or a Parent or Subsidiary but only in that individual's position as an employee and not as a director.

         7.3. FORMULA GRANTS TO NON-EMPLOYEE DIRECTORS. Options shall be granted
              ----------------------------------------
to Non-Employee Directors under the Plan only in accordance with this Section 7.3; provided, however, that the other provisions of the Plan shall apply with respect to Director Options to the extent not inconsistent with the terms of this Section 7.3.

              (a) INITIAL GRANT. Each person who becomes a Non-Employee
                  -------------
         Director of the Company after the Effective Date shall be granted a Non-Qualified Stock Option as of the date he first commences service as a director to acquire 11,250 shares of Stock at an exercise price equal to the Fair Market Value per Share as of that date.

              (b) ANNUAL GRANTS. Each Non-Employee Director shall also be
                  -------------
         granted a Non-Qualified Stock Option on January 1 of each year, commencing January 1, 2003, to acquire 2,250 shares of Stock at an exercise price equal to the "Fair Market Value on a Quarterly Basis" of the Stock, provided such individual is a director of the Company on such January 1. For the purposes of this Section 7.3(b), the term "Fair Market Value on a Quarterly Basis" shall mean the average of the Fair Market Values per Share on the last business day of each of the Company's four fiscal quarters for the preceding fiscal year.

              (c) VESTING. Subject to Section 7.1(e) and Article 11, each Director Option shall vest (become exercisable) in accordance with the following schedule:

                      Years of Service           Percent of Option Shares Vested
                    After Date of Grant          -------------------------------
                    -------------------
                        Less than 1                          0%
                             1                               20%
                             2                               40%
                             3                               60%
                             4                               80%
                             5                              100%

              (d) LAPSE OF DIRECTOR OPTION.  A Director Option shall lapse under
                  ------------------------
         the earliest of the following circumstances:

                  (1) The expiration date set forth in the Award Certificate.

                  (2) The tenth anniversary of the Grant Date.

                  (3) Three months after termination of the director's
              Continuous Status as a Participant for any reason other than the director's Retirement, Disability, death or termination for Cause.

                  (4) The date determined in accordance with Section 7.1(e) in the case of the termination of the director's Continuous Status as a Participant by reason of his Retirement.

                  (5) One year after the  termination of the director's
              Continuous  Status as a Participant by reason of his Disability.

                  (6) One year after the director's death occurring during his
              Continuous Status as a Participant or during the three-month period described in subsection (3) above or the one-year period described in subsection (5) above and before the Option otherwise lapses.

                  (7) The date of the termination of the director's Continuous
              Status as a Participant if such termination is for Cause.

              Unless the exercisability of the Director Option is accelerated as provided in Article 11, if a director exercises a Director Option after termination of his Continuous Status as a Participant, the Director Option may be exercised only with respect to the Shares that were otherwise vested on the date of termination of his Continuous Status as a Participant.

                                    ARTICLE 8
                               PERFORMANCE AWARDS

         8.1. GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant
              ---------------------------
Performance Shares or Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares or Performance Units granted to each Participant, subject to Section 5.4, and to designate the provisions of such Performance Awards as provided in Section 4.3.

         8.2. PERFORMANCE GOALS. The Committee may establish performance goals
              -----------------
for Performance Awards which may be based on any one or more of the Qualified Performance Criteria listed in Section 11.11(b) or any other criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a region, division, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in amount determined by the Committee. The foregoing two sentences shall not apply with respect to a Performance Award that is intended to be a Qualified Performance-Based Award.

         8.3. RIGHT TO PAYMENT. The grant of a Performance Share to a
              ----------------
Participant will entitle the Participant to receive at a specified later time a specified number of Shares, or the equivalent cash value, if the performance goals established by the Committee are achieved and the other terms and conditions thereof are satisfied. The grant of a Performance Unit to a Participant will entitle the Participant to receive at a specified later time a specified dollar value in cash or property other than Shares, variable under conditions specified in the Award, if the performance goals in the Award are achieved and the other terms and conditions thereof are satisfied. The Committee shall set performance goals and other terms or conditions to payment of the Performance Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of the Performance Award that will be paid to the Participant.

         8.4. OTHER TERMS. Performance Awards may be payable in cash, Stock, or
              -----------
other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Certificate. For purposes of determining the number of Shares to be used in payment of a Performance Award denominated in cash but payable in whole or in part in Shares or Restricted Stock, number of Shares to be so paid will be determined by dividing the cash value of the Award to be so paid by the Fair Market Value of a Share on the date of determination of the amount of the Award by the Committee, or, if the Committee so directs, the date immediately preceding the date the Award is paid.

                                    ARTICLE 9
                             RESTRICTED STOCK AWARDS

         9.1. GRANT OF RESTRICTED STOCK.  The Committee is authorized to make
              -------------------------
Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

         9.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to
              -------------------------
such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). Except as otherwise provided in an Award Certificate, the Participant shall have all of the rights of a stockholder with respect to the Restricted Stock, including the right to vote and receive dividends. These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         9.3. FORFEITURE. Except as otherwise provided in Article 11 or
              ----------
determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Certificate that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         9.4. CERTIFICATES FOR RESTRICTED STOCK. An Award of Restricted Stock
              ---------------------------------
shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to share of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the time of grant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 10
                        STOCK OR OTHER STOCK-BASED AWARDS

         10.1. GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is
               ------------------------------------------
authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 11
                         PROVISIONS APPLICABLE TO AWARDS

         11.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under
               ------------------------------------------
the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         11.2. TERM OF AWARD. The term of each Award shall be for the period as
               -------------
determined by the Committee, provided that in no event shall the term of any Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

         11.3. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and
               --------------------------
any applicable law or Award Certificate, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an Award may be made in such form as the Committee determines at or after the Grant Date, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         11.4. LIMITS ON TRANSFER. No right or interest of a Participant in any
               ------------------
unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than to a beneficiary designated as provided in 11.5 or by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

         11.5. BENEFICIARIES. Notwithstanding Section 11.4, a Participant may,
               -------------
in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         11.6. STOCK CERTIFICATES. All Stock issuable under the Plan is subject
               ------------------
to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

         11.7  ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other
               -------------------------------------
provision in the Plan or any Participant's Award Certificate to the contrary, upon a Participant's death or Disability during his Continuous Status as a Participant, all of his outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on his outstanding Awards shall lapse. Any Option shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.

         11.8. ACCELERATION UPON A CHANGE IN CONTROL. Except as otherwise
               -------------------------------------
provided in the Award Certificate, upon the occurrence of a Change in Control, all outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse.

        11.9.  ACCELERATION FOR OTHER REASONS. Regardless of whether an event
               ------------------------------
has occurred as described in Section 11.7 or 11.8 above, the Committee may in its sole discretion at any time determine that, upon the termination of employment or service of a Participant, all or a portion of such Participant's Options and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the Participant's outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 11.9.

         11.10. EFFECT OF ACCELERATION. If an Award is accelerated under Section 11.7, 11.8 or 11.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to a transaction giving rise to the acceleration or otherwise be equitably converted or substituted in connection with such transaction, (iv) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b), the excess Options shall be deemed to be Non-Qualified Stock Options.

         11.11. QUALIFIED PERFORMANCE-BASED AWARDS.
                ----------------------------------

                (a)  OPTIONS. The  provisions  of the Plan are  intended  to
                     -------
         ensure that all Options granted hereunder to any Covered Employee qualify for the Section 162(m) Exemption.

                (b)  OTHER AWARDS; QUALIFIED PERFORMANCE CRITERIA. When
                     --------------------------------------------
         granting any Performance Award, Restricted Stock or Other Stock-Based
         Award other than Options, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that the recipient is or may be a Covered Employee with respect to such Award, and the Committee wishes such Award to qualify for the Section 162(m) Exemption. If an Award is so designated, the Committee shall establish performance goals for such Award within the time period prescribed by
         Section 162(m) of the Code based on one or more of the following Qualified Performance Criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an Affiliate or a region, division, department or function within the Company or an Affiliate: (1) return on equity, (2) return on assets, (3) return on capital, (4) stock price, (5) net income, (6) earnings per share, (7) EBITDA (earnings before interest, depreciation, taxes and amortization), (8) EBIT (earnings before interest and taxes), (9) earnings after capital charge, (10) cash flow,
         (11) net profit before tax, (12) gross profit, (13) operating profit,
         (14) changes in working capital, (15) stockholder return, (16) sales growth, or (17) cost reductions.

                (c)  ESTABLISHMENT OF PERFORMANCE GOALS. Each Qualified
                     ----------------------------------
         Performance-Based Award (other than an Option) shall be earned, vested and payable (as applicable) only upon the achievement of performance goals established by the Committee based upon one or more of the Qualified Performance Criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided that (i) the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such performance goals will be waived upon the Participant's death, Disability, Retirement or termination of employment without Cause, and (ii) the provisions of Sections 11.7 and
         11.8 shall apply notwithstanding this sentence.

                (d)  CERTIFICATION OF PERFORMANCE. Any payment of a Qualified
                     ----------------------------
         Performance-Based Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided in subsection (c), no Qualified Performance-Based Award may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the Plan with respect to a Qualified Performance-Based Award under the Plan, in any manner to waive the achievement of the applicable performance goal based on Qualified Performance Criteria or to increase the amount payable pursuant thereto or the value thereof, or otherwise in a manner that would cause the Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.

                (e)  SECTION 162(M) AWARD LIMITS. Section 5.4 sets forth the
                     ---------------------------
         maximum number of Shares or dollar value that may be granted in any one-year period to a Participant in designated forms of Qualified Performance-Based Awards.

         11.12. DETERMINATION OF EMPLOYMENT STATUS. Whether military, government
                ----------------------------------
or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate (i) in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant's employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.

         11.13. LOANS OR GUARANTEES. With the consent of the Committee, the
                -------------------
Company or an Affiliate may make, guarantee or arrange for a loan or loans to a Participant with respect to or allow a Participant to defer payment to the Company of all or any portion of (i) the exercise price of any Option granted under the Plan, (ii) the purchase price, if any, of any Award granted hereunder and/or (iii) the payment by the Participant of any or all federal and/or state income or employment taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or guarantee or to permit a deferral hereunder and to determine the amount, terms and provisions of any such loan or guarantee, including the interest rate to be charged in respect of any such loan(s), whether the loan(s) are to be made with or without recourse against the borrower, the collateral or other security, if any, securing the repayment of the loan(s), the terms on which the loan(s) are to be repaid and the conditions, if any, under which the loan(s) may be forgiven. If the Committee has made or arranged a loan or guarantee or deferred payment, the Committee may, in its discretion, require immediate payment of such deferred amount or immediate release of such loan or guarantee if the Participant's Continuous Status as a Participant terminates or if the Participant sells or otherwise transfers the Participant's Shares pursuant to such deferral, loan or guarantee.

                                   ARTICLE 12
                          CHANGES IN CAPITAL STRUCTURE

         12.1.  GENERAL. In the event of a corporate event or transaction
                -------
involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. In addition, the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise price of the Award, or (v) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in shares of Stock, or a combination or consolidation of the outstanding Stock into a lesser number of shares, the authorization limits under Section 5.1 and 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

                                   ARTICLE 13
                     AMENDMENT, MODIFICATION AND TERMINATION

         13.1.  AMENDMENT, MODIFICATION AND TERMINATION. The Board or the
                ---------------------------------------
Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the benefits accruing to Participants, (ii) materially increase the number of Shares issuable under the Plan, or (ii) materially modify the requirements for eligibility, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under
Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an Exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

         13.2.  AWARDS  PREVIOUSLY  GRANTED.  At any time and from time to time,
                ---------------------------
the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

                (a) Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in (at the spread value in the case of Options) or otherwise settled on the date of such amendment or termination;

                (b) The original term of any Option may not be extended without the prior approval of the stockholders of the Company;

                (c) Except as otherwise provided in Article 12, the exercise price of any Option may not be reduced, directly or indirectly, without the prior approval of the stockholders of the Company; and

                (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby.

                                   ARTICLE 14
                               GENERAL PROVISIONS

         14.1.  NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant
                -----------------------------------------------
or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

         14.2.  NO  STOCKHOLDER  RIGHTS.  No Award gives a Participant  any of
                -----------------------
the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.


         14.3.  WITHHOLDING. The Company or any Affiliate shall have the
                -----------
authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for at least six months. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         14.4.  NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award
                -----------------------------
Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

         14.5.  UNFUNDED STATUS OF AWARDS. The Plan is intended to be an
                -------------------------
"unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an

Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

         14.6.  INDEMNIFICATION. To the extent allowable under applicable law,
                ---------------
each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         14.7.  RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall
                ------------------------------
be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

         14.8.  EXPENSES.  The expenses of administering the Plan shall be borne
                --------
by the Company and its Affiliates.

         14.9.  TITLES AND HEADINGS.  The titles and headings of the Sections in
                -------------------
the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         14.10. GENDER AND NUMBER.  Except  where  otherwise  indicated  by the
                -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.11. FRACTIONAL  SHARES.  No  fractional  Shares shall be issued and
                ------------------
the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         14.12. GOVERNMENT AND OTHER REGULATIONS.
                --------------------------------

                (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

                (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

         14.13. GOVERNING LAW. To the extent not governed by federal law, the
                --------------
Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

         14.14. ADDITIONAL  PROVISIONS.  Each Award  Certificate  may contain
                ----------------------
such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

         14.15. NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award
                ----------------------------------
shall not in any way affect the right to power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

         The foregoing is hereby acknowledged as being the Mohawk Industries, Inc. 2002 Long-Term Incentive Plan as adopted by the Board on February 26, 2002.

                                         MOHAWK INDUSTRIES, INC.


                                         By: ____________________________

                                         Its: ___________________________

                                     PROXY
                            MOHAWK INDUSTRIES, INC.
                               CALHOUN, GEORGIA
                        ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of Mohawk Industries, Inc., a Delaware corporation ("Mohawk"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Jeffrey S. Lorberbaum and John D. Swift, and each of them, proxies, with full power of substitution, for and in the name of the undersigned, to vote all shares of Mohawk Common Stock which the undersigned is entitled to vote on all matters which may come before the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Mohawk Industries, Inc. to be held on Thursday, May 16, 2002 at 10:00 a.m. local time, at 160 South Industrial Boulevard, Calhoun, Georgia, and at any adjournment or adjournments thereof, unless otherwise specified herein. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, are further authorized to vote on matters which the Board of Directors does not know a reasonable time before making the proxy solicitation will be presented at the Annual Meeting, and are further authorized to vote on other matters which may properly come before the Annual Meeting and any adjournments thereof.

(1)The election of three Directors, John F. Fiedler, Jeffrey S. Lorberbaum and Robert N. Pokelwaldt, for a term of three years and until their successors are elected and qualified:
                         [_] FOR [_] WITHOUT AUTHORITY
      For, except vote withheld from the following nominee:
      ----------------------------

(2)The approval of the Mohawk Industries, Inc. 2002 Long-Term Incentive Plan:

                        [_] FOR [_] AGAINST [_] ABSTAIN

   This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendation of the Board of Directors. The proxies cannot vote your shares unless you sign and return this Proxy.

   Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             -------------------------------
                                                  Signature of Stockholder

                                             -------------------------------
                                             Signature of Stockholder (If held
                                                          jointly)

                                             Dated: ______________ , 2002
                                                        Month        Day

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOHAWK INDUSTRIES, INC. AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.